Basis of presentation and going concern (Details Narrative) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Basis of presentation and going concern
Working capital deficit	$ 38,200
Cash and cash equivalents	2,100
Net loss	38,173	$ 45,187
Impairment to property, plant, and equipment	6,000
Increase in cost of sales	3,000
Interest and financing expense	8,200
Loss on metals contract liability	$ 3,400